Exhibit 99.3

SMG INDIUM RESOURCES LTD.

UNAUDITED PRO FORMA FINANCIAL STATEMENTS

For the six months ending June 30, 2017 and the year ended December 31, 2016

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TABLE OF CONTENTS

Page
Unaudited Financial Statements:

Unaudited Pro Forma Balance Sheet at June 30, 2017	4

Unaudited Pro Forma Statement of Operations for the six months ended June 30, 2017	5

Unaudited Pro Forma Statement of Operations for the year ended December 31, 2016	6

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UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

Acquisition of MG Cleaners, LLC

On September 19, 2017 (“Closing Date”), SMG Indium Resources Ltd (“SMGI”, “we”) entered into an Agreement and Plan of Share Exchange dated as of such date (the “Exchange Agreement”) with MG Cleaners LLC, a Texas limited liability company (“MG”) and all of the members of MG (the “MG Members”). On the Closing Date, pursuant to the Exchange Agreement, we acquired one hundred percent (100%) of the issued and outstanding membership interests of MG (“MG Membership Interests”) from the MG Members pursuant to which MG became our wholly owned subsidiary (“Acquisition”). In accordance with the terms of the Exchange Agreement, and in connection with the completion of the Acquisition, on the Closing Date we issued 4,578,276 shares of our common stock, par value $0.001 per share, and paid $300,000 in cash ($250,000 at closing) to the MG Members in exchange for all of the issued and outstanding MG Membership Interests.

The following unaudited pro forma combined financial statements give effect to the Agreement and Plan of Share Exchange between MG Cleaners, LLC and SMG Indium Resources Ltd.

The Acquisition will be accounted for as a “reverse merger” and recapitalization since, immediately following the completion of the transaction, the MG Members will have effective control of SMGI. For accounting purposes, MG will be deemed to be the accounting acquirer in the transaction and, consequently, the transaction will be treated as a recapitalization of MG. Accordingly, MG’s assets, liabilities and results of operations will become the historical financial statements of the registrant, and the Company’s assets, liabilities and results of operations will be consolidated with SMGI effective as of the date of the closing of the Merger. No step-up in basis or intangible assets or goodwill will be recorded in this transaction.

The unaudited pro forma combined balance sheet as of June 30, 2017, as well as the unaudited combined statements of operations for the year ended December 31, 2016 and for the six months ended June 30, 2017, presented herein, gives effect to the Merger as if the transaction had occurred at the beginning of such period and includes certain adjustments within the Stockholder’s Equity section that are directly attributable to the transaction.

The unaudited pro forma combined financial statements have been prepared for illustrative purposes only and are not necessarily indicative of the consolidated financial position or results of operations in future periods or the results that actually would have been realized had MG and SMGI been a combined company during the specified periods. The unaudited pro forma combined financial statements, including the notes thereto, are qualified in their entirety by reference to, and should be read in conjunction with, the historical combined financial statements of MG Cleaners, LLC included herein, and the historical financial statements of SMGI included in its Annual Report on Form 10-K for the year ended December 31, 2016 and its Quarterly Report on Form 10-Q for the six months ended June 30, 2017.

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SMG INDIUM RESOURCES LTD.

PRO FORMA CONDENSED COMBINED BALANCE SHEET

As of June 30, 2017

(unaudited)

					Pro Forma
			Pro Forma		Condensed
	MG	SMGI	Adjustments		Combined

ASSETS
Current assets:
Cash and cash equivalents	$22,134	$405,664	$250,000	[4]	$427,798
			(250,000)	[2]
Accounts receivable, net of allowance of $10,695	350,253	-	-		350,253
Inventory	45,922	-	-		45,922
Prepaid expense and other current assets	2,812	45,506	-		48,318
Total current assets	421,121	451,170	-		872,291

Property and equipment, net of accumulated depreciation	186,385	-	-		186,385

Total assets	$607,506	$451,170	$-		$1,058,676

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
Current liabilities:
Accounts payable	$204,812	$7,868	-		$212,680
Accrued expenses and other liabilities	92,543	12,756	50,000	[2]	155,299
Secured borrowings	322,303	-	-		322,303
Current portion of secured notes payable	125,130	-	-		125,130

Total current liabilities	744,788	20,624	50,000		815,412

Long term liabilities:
Notes payable - secured	236,516	-	-		236,516

Total liabilities	981,304	20,624	50,000		1,051,928

Stockholders' equity (deficit)

Preferred stock - $0.001 par value: authorized 1,000,000 shares at June 30, 2017; issued and outstanding none at June 30, 2017	-	-	-		-
Common stock - $0.001 par value: authorized 25,000,000 shares at June 30, 2017; issued 1,883,639 and 7,711,919 shares at June 30, 2017; and outstanding 1,744,569 and 7,572,849 shares at June 30, 2017	-	1,884	4,578	[1]	7,712
			1,250	[4]
Less treasury stock at cost: 139,070,shares at June 30, 2017	-	(194,698)	-		(194,698)
Additional paid-in-capital	(641,038)	7,279,463	(6,960,681)	[1,2,3]	(73,506)
			248,750	[4]
Retained Earnings (accumulated deficit)	267,240	(6,656,103)	6,656,103	[3]	267,240

Total stockholders'/members' equity (deficit)	(373,798)	430,546	(50,000)		6,748

Total liabilities and stockholders'/members' equity (deficit)	$607,506	$451,170	$-		$1,058,676

The accompanying notes are an integral part of these unaudited financial statements

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SMG INDIUM RESOURCES LTD.

PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

For the six months ended June 30, 2017

(unaudited)

			Pro Forma
			Condensed
	MG	SMGI	Combined

REVENUES	$1,182,402	$-	$1,182,402

COST OF REVENUES	719,462	-	719,462

GROSS PROFIT	462,940	-	462,940

OPERATING EXPENSES:
Selling, general and administrative	339,508	122,369	461,877
Bad debt expense	61	-	61

Total operating expenses	339,569	122,369	461,938

INCOME (LOSS) FROM CONTINUING OPERATIONS	123,371	(122,369)	1,002

OTHER INCOME (EXPENSE)
Interest income	-	312	312
Interest expense	(53,162)	-	(53,162)

NET INCOME (LOSS)	$70,209	$(122,057)	$(51,848)

WEIGHTED AVERAGE SHARES OUTSTANDING
Basic and diluted	-	1,744,569	7,572,849	[5]

LOSS PER SHARE
Basic and diluted	-	$(0.07)	$(0.01)

The accompanying notes are an integral part of these unaudited financial statements

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SMG INDIUM RESOURCES LTD.

PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

For the twelve months ended December 31, 2016

(unaudited)

			Pro Forma
			Condensed
	MG	SMGI	Combined

REVENUES	$1,603,395	$-	$1,603,395

COST OF REVENUES	939,780	-	939,780

GROSS PROFIT	663,615	-	663,615

OPERATING EXPENSES:
Selling, general and administrative	363,584	387,146	750,730
Gain on asset sale	(393)	-	(393)
Impairment loss on inventory	24,905	-	24,905
Bad debt expense	55,872	-	55,872

Total operating expenses	443,968	387,146	831,114

INCOME (LOSS) FROM CONTINUING OPERATIONS	219,647	(387,146)	(167,499)

OTHER INCOME (EXPENSE)
Gain on settlement of accrued liability	10,971	-	10,971
Interest income	-	814	814
Interest expense	(52,603)	-	(52,603)

NET INCOME (LOSS)	$178,015	$(386,332)	$(208,317)

WEIGHTED AVERAGE SHARES OUTSTANDING
Basic and diluted	-	1,744,569	7,572,849	[5]

LOSS PER SHARE
Basic and diluted	-	$(0.22)	$(0.03)

The accompanying notes are an integral part of these unaudited financial statements

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NOTES AND ASSUMPTIONS TO PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

(Unaudited)

[1] – SMGI will issue 4,578,276 shares of common stock, par value $0.001 per share to the MG Members.

[2] – SMGI will pay a total of $300,000 to the MG Members - $250,000 paid at closing and $50,000 accrued for payment upon the closing of a total equity raise of $500,000.

[3] - The transaction eliminates the accumulated deficit of SMGI (the accounting acquiree).

[4] - Simultaneously with the completion of the Acquisition of MG Cleaners, we entered into securities purchase agreements for the sale of a minimum of 1,250,000 shares of our common stock to accredited investors in a private offering at a price of $0.20 per share. There were no significant costs associated with this equity raise.

[5] – The pro forma weighted average shares outstanding take into consideration the effect the shares issued to the MG Members, as well as the shares issued in the private offering, as if the issuances took place at the beginning of each period presented.

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